ALLSTATE LIFE INSURANCE COMPANY

FUNDING AGREEMENT

FA-41106

ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance company ("Allstate Life"), agrees to establish a Funding Account as specified in this agreement (this "Agreement") for Allstate Life Global Funding, (the "Owner", which term shall include its permissible successors and assignees).

This Agreement is issued pursuant to an application (the "Application") by the Owner, a copy of which is attached to and made a part of this Agreement.

This Agreement is issued in and is subject to the laws of the State of Illinois.

This Agreement is executed by Allstate Life at its principal offices located at Northbrook, Illinois on February 28, 2008, to take effect as of such date (the “Effective Date”).

1.	Deposit Amounts

Allstate Life agrees to accept, and the Owner agrees to pay or cause to be paid to Allstate Life, on the Effective Date the amount (the "Deposit Amount") identified in the Funding Agreement Pricing Annex ("Annex") attached hereto.

2.	Funding Account

Upon receipt of the Deposit Amount, Allstate Life will establish an account in the name of the Owner on its books and records (the "Funding Account") and credit such account with an amount equal to the Principal Amount (as identified in the Annex). Allstate Life is neither a trustee nor a fiduciary with respect to the Funding Account. All assets credited to the Funding Account shall be the exclusive property of Allstate Life and Allstate Life shall have the sole rights to control, manage and administer such assets. Allstate Life may commingle such assets with its other general account assets.

Allstate Life shall calculate and credit interest to the Funding Account in accordance with the terms set forth in the Annex. At the end of any day, the balance of the Funding Account (the "Funding Account Balance") shall be equal to the Principal Amount, plus any accrued interest, less any amounts previously withdrawn pursuant to the terms hereof.

3.	Entire Agreement

This Agreement (including the Annex) and the Application constitute the entire contract between Allstate Life and the Owner with respect to the subject matter hereof except for additional terms, if any, regarding any transfers or assignments hereof made in accordance with Section 5.

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4.	Representations and Warranties

Each party hereto represents and warrants to the other that as of the date hereof:

(i)	it has the power to enter into this Agreement and to consummate the transactions contemplated hereby;
(ii)	this Agreement has been duly authorized, executed and delivered by the representing party;
(iii)	assuming the due authorization, execution and delivery of this Agreement by the other party, this Agreement constitutes a legal, valid and binding obligation of the representing party; and
(iv)

this Agreement is enforceable in accordance with the terms hereof, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and subject as to enforceability to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

It is understood and agreed that Allstate Life makes no representation or warranty as to:

(i)	the eligibility of the Owner to enter into or own this Agreement;
(ii)	any other matter regarding the Owner or any depositor, trustor, agent or holder of any interest, instrument or security of the Owner; or
(iii)	whether any payment made under this Agreement will be subject to withholding, deduction or reduction as a result of any tax or similar law or regulation.

In performing its obligations hereunder, Allstate Life is not acting as a fiduciary, agent or other representative of the Owner or anyone else. All representations and warranties made by the Owner and Allstate Life in this Agreement shall be considered to have been relied upon by the other and shall survive the execution hereof.

5.	Assignment of Agreement

This Agreement may not be transferred or assigned by the Owner without the express written consent of Allstate Life. Allstate Life shall maintain a record of the ownership of this Agreement as part of its books and records. Notwithstanding anything in this Agreement to the contrary, no transfer or assignment of an interest in this Agreement or any right to receive payments under this Agreement shall be effective until Allstate Life shall have affirmed in writing to the new Owner or a financial institution holding this Agreement on behalf of the new Owner that it has changed its books and records to reflect such transfer or assignment of an interest in this Agreement or any right to receive payments hereunder. Allstate Life covenants, and the Owner agrees, that Allstate Life will effect all transfers and assignments of this Agreement only through a book entry

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system maintained by Allstate Life within the meaning of Treasury Regulation Section 1.871-14 (c)(1)(i).

6.	Tax Treatment

Allstate Life and the Owner agree that this Agreement shall be disregarded for United States federal income tax purposes. Allstate Life and the Owner further agree that if this Agreement is not so disregarded, it will and is intended to be treated as a debt obligation of Allstate Life issued in registered form within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i).

7.	Notice Required

Any notice, directive, certificate or other writing required by the provisions of this Agreement to be delivered to Allstate Life shall be delivered in writing by prepaid first class mail or courier or facsimile transmission to its principal office at Allstate Life Insurance Company, 3100 Sanders Road, Northbrook, Illinois 60062 Attn: J2A. Any notice, directive, certificate or other writing required under this Agreement to be delivered to the Owner shall be delivered in writing by prepaid first class mail or courier or facsimile transmission to the Owner at its principal place of business. Unless otherwise specified in this Agreement, any notice is effective when received.

8.	Authority to Bind Allstate Life

No agent has authority to change, modify or add to this Agreement or to waive any of its provisions. No change, modification, addition to, or waiver of any provision of this Agreement shall be valid as against Allstate Life unless evidenced by written modification or amendment hereto signed on behalf of Allstate Life by the President and Secretary of Allstate Life.

9.	Amendment and Modification

This Agreement may be amended or modified with respect to any provision at any time and from time to time by written agreement between the Owner and Allstate Life. No such amendment or modification shall require the consent of any other person.

10.	Payments to the Owner

Allstate Life shall withdraw from the Funding Account and pay to or at the direction of the Owner amounts in accordance with the terms set forth in the Annex hereto.

All payments made by Allstate Life to the Owner hereunder shall be paid in cash, in same-day, freely transferable funds on the date of payment to such account as has been specified for such purpose in writing by the Owner to Allstate Life.

11.	Additional Amounts.
(i)	All payments due to be made by Allstate Life to the Owner under the

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terms of this Agreement will be made without any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax, unless such withholding or deduction is required by law.

12.	Termination of Agreement
(a)

This Agreement shall terminate and cease to be of any further force or effect at the close of the first day upon which Allstate Life and the Owner have completed all of the duties and obligations which have arisen under this Agreement.

(b)	Each of the following events shall constitute an "Event of Default" under this Agreement:
(i)	default in the payment when due and payable of any Principal Amount; or
(ii)

default in the payment of any interest accrued with respect to the Funding Account Balance pursuant to the provisions of this Agreement when such amounts become due and payable, and continuance of such default for a period of five Business Days; or

(iii)

Allstate Life fails, is unable, or Allstate Life admits in writing its inability, generally to pay its debts as such debts become due; or the Board of Directors of Allstate Life adopts any action to approve or for the purpose of effecting any of the actions referred to in this paragraph (iii); or

(iv)

default in the performance or breach of any one or more of the other covenants of Allstate Life herein, and continuance of such default or breach for a period of 45 days after there has been given notice thereof to Allstate Life; or

(v)

a court having jurisdiction in the premises has entered a decree or order for relief in respect of Allstate Life in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect of the United States of America or any other applicable jurisdiction which decree or order is not stayed; or any other similar relief has been granted under any applicable law; or

(vi)

an insolvency case has been commenced against Allstate Life under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States of America or any other applicable jurisdiction and such case shall not have been dismissed or stayed, in each case within 45 days, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, rehabilitator, conservator, sequestrator, trustee, custodian or other officer having similar powers over Allstate Life, or over all or a substantial part of its property, has been

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entered; or there has occurred the involuntary appointment of an interim receiver, trustee or other custodian of Allstate Life, for all or a substantial part of its property; or a court having jurisdiction in the premises has entered a decree or order declaring the dissolution of Allstate Life; or a warrant of attachment, execution or similar process has been issued against any substantial part of the property of Allstate Life; or

(vii)

the Director of the Illinois Department of Insurance or any other insurance supervisor having jurisdiction over Allstate Life shall have issued any order under the Illinois Insurance Code or other applicable insurance law to rehabilitate, liquidate, or conserve the assets of, or take other similar action with respect to, Allstate Life; or

(viii)

Allstate Life commences a voluntary case or other proceeding seeking liquidation, dissolution, reorganization or other relief with respect to itself or its debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States of America (or any state thereof) or any other applicable jurisdiction, or seeking the appointment of a receiver, liquidator, rehabilitator, sequestrator, conservator or other similar officer of Allstate Life or any substantial part of its property, or consents to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Allstate Life makes any general assignment for the benefit of creditors.

If one or more Events of Default shall have occurred and be continuing (other than an Event of Default specified in any of clause (iii) through (viii) above), the Owner may, by written notice to Allstate Life, declare the Funding Account Balance to be due and payable and such amounts shall become due and payable on the date the written declaration is given to Allstate Life; provided that if an Event of Default specified in any of clauses (iii) through (viii) above occurs, the Funding Account Balance will be automatically and immediately due and payable without any declaration or other act on the part of the Owner; provided that, without affecting the obligation of Allstate Life to repay such amounts, no such repayment shall be made in preference to other policyholders of Allstate Life.

Allstate Life will forthwith notify the Owner of the occurrence of any Event of Default.

Upon the payment to the Owner of the Funding Account Balance, this Agreement shall terminate.

13.	Supplemental Agreements

Within six months of the date of issue of this Agreement, Allstate Life may issue to the initial Owner of this Agreement one or more additional funding agreements and may provide in any such additional funding agreement that such additional funding agreement

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shall constitute part of the same obligation of Allstate Life as this Agreement (any such additional funding agreement, a "Supplemental Agreement"), and such Supplemental Agreement shall be subject to the same terms and conditions as this Agreement (including those set forth in the Funding Agreement Pricing Annex), except that the Effective Date, the Deposit Amount, the Principal Amount and the amount of the first interest payment, if any, may be different with respect to such Supplemental Agreement; provided that the issuance of such Supplemental Agreement will satisfy the conditions of Treasury Regulation Section 1.1275-2(k)(2)(ii) and will constitute a "Qualified Reopening" under Treasury Regulation Section 1.1275-2(k)(3)(ii) without regard to subparagraph (A) thereof.

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ALLSTATE LIFE GLOBAL FUNDING*	ALLSTATE LIFE INSURANCE COMPANY
/s/ James. E. Hohmann
Owner	James. E. Hohmann President

*By: Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee and, as such, the agreements, representations and warranties made by the Owner hereunder shall be binding only upon the Owner and Wilmington Trust Company shall incur no personal liability in connection with any such agreements, representations or warranties of the Owner.

/s/ Rachel L. Simpson	/s/ Michael J. Velotta
Signature	Michael J. Velotta Senior Vice President, General Counsel and Secretary
Sr. Financial Services Officer
Title	This Agreement is executed on behalf of Allstate Life Insurance Company at Northbrook, Illinois.
February 28, 2008
Date

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ALLSTATE LIFE INSURANCE COMPANY

FUNDING AGREEMENT PRICING ANNEX

THE SPECIFICATIONS HEREIN APPLY ONLY TO THIS ANNEX:

Owner of Funding Agreement:	Allstate Life Global Funding, its Successors or Assignees
Agreement No.:	FA-41106
Effective Date:	February 28, 2008

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Agreement Period:

This Agreement shall be in effect from the Effective Date until the Initial Maturity Date (as defined below), or, if such day is not a Business Day, the immediately preceding Business Day, unless such date is extended with respect to all or a portion of the Principal Amount on the initial Funding Agreement Election Date (as defined below) in accordance with the procedures described below. In no event will the maturity of this Agreement be extended beyond the Maturity Date (as defined below).

During the notice period for each Funding Agreement Election Date (as defined below), the Owner may elect to extend the maturity of this Agreement with respect to all or any portion of the Principal Amount equal to $1,000 and integral multiples of $1,000 in excess thereof so that the maturity of this Agreement with respect to the entire Principal Amount or such portion thereof will be extended to the date occurring 366 calendar days from, and including, the 20th day of the month immediately following such Funding Agreement Election Date. However, if that 366th calendar day is not a Business Day, the maturity of this Agreement with respect to the entire Principal Amount or such portion thereof will be extended to the immediately preceding Business Day.

To make the Owner’s election effective on any Funding Agreement Election Date, the Owner must deliver to Allstate Life a notice of election (each, a “Funding Agreement Election Notice”) during the notice period for that Funding Agreement Election Date. The notice period for each Funding Agreement Election Date will begin on the fifth Business Day prior to the Funding Agreement Election Date and end on the Funding Agreement Election Date; provided, however, that if the Funding Agreement Election Date is not a Business Day, the notice period will be extended to the next day that is a Business Day. The Owner’s Funding Agreement Election Notice must be delivered to Allstate Life no later than 6:00 p.m., New York City time, on the Funding Agreement Election Date. Upon delivery to Allstate Life of a Funding Agreement Election Notice to extend the maturity of this Agreement with respect to all or any portion of the Principal Amount equal to $1,000 and integral multiples of $1,000 in excess thereof during a notice period, that election will be revocable during each day of such notice period, until 12:00 p.m., New York City time, on the last Business Day in such notice period, at which time such Funding Agreement Election Notice will become irrevocable.

If the Owner of this Agreement does not make an election to extend the maturity of this Agreement with respect to all or any portion of the Principal Amount equal to $1,000 or any multiple of $1,000 in excess thereof during the notice period for any Funding Agreement Election Date, the Principal Amount or any portion thereof equal to $1,000 or any multiple of $1,000 in excess thereof for which the Owner has failed to make such an election will become due and payable on the date that is 366 calendar days from, and including, the 20th day of the next succeeding month following the preceding quarterly Funding Agreement Election Date or, if such 366th calendar day is not a Business Day, the immediately preceding Business Day.

The “Initial Maturity Date” of this Agreement will be March 20, 2009, or, if such day is not a Business Day, the immediately preceding Business Day.

The “Maturity Date” of this Agreement will be March 20, 2013, or, if such day is not a Business Day, the immediately preceding Business Day.

The “Funding Agreement Election Dates” will be the 20th calendar day of each March, June, September, and December from, and including, June 20, 2008 to, and including, March 20, 2012, whether or not any such day is a Business Day.

Deposit Amount:	$1,360,000,000
Net Deposit Amount:	$1,358,640,000

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Currency:	U.S. Dollars
Business Day:

Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in London and New York, New York

Business Day Convention:

Unless otherwise specified in this Agreement, Modified Following Business Day Convention.

“Modified Following Business Day Convention” means that, if a relevant payment date is a day that is not a Business Day, such date shall be postponed to the first following day that is a Business Day unless that day falls in the next calendar month, in which case that date will be the first preceding day that is a Business Day.

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Interest Rate:

3.34 % for the initial Interest Period (as defined below) beginning on the Effective Date. The Interest Rate shall be reset by Allstate Life on each Interest Reset Date after the Effective Date to equal the Three-month U.S. Dollar London Interbank Offered Rate (“LIBOR”) plus the applicable Spread reset and payable quarterly on an actual/360 day count basis for Interest Reset Dates occurring during the indicated period as set forth in the table below. The Initial Interest Rate for the Funding Agreement will be an interpolated rate based upon Three-month LIBOR and Four-month LIBOR, to be determined two London banking days prior to the Original Issue Date. With respect to the final interest payment on any maturity date prior to the Funding Agreement Maturity Date and on the Funding Agreement Maturity Date, interest will be paid based on (i) One-month LIBOR, if the final Interest Period is a period of approximately one month, (ii) Two-month LIBOR, if the final Interest Period is a period of approximately two months, (iii) Three-month LIBOR, if the final Interest Period is approximately three months, and in each case, plus the applicable Spread for the period. The applicable Spread for any Interest Period shall be determined as of the first day of the relevant Interest Period.

LIBOR shall be determined with reference to the LIBOR Page (defined below) at 11:00 AM London time on the date that is two London Banking Days prior to the date such rate is to be reset.

If no rate appears on the particular interest determination

date on the LIBOR Page, LIBOR shall be the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in U.S. Dollars for the period of three months, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that interest determination date and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time.

If fewer than two offered quotations referred to in the immediately preceding paragraph are provided as requested, LIBOR shall be the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the City of New York, on the particular interest determination date by three major banks in the City of New York selected by the Calculation Agent for loans in U.S. Dollars to leading European banks, for the period of one month and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time.

If the banks so selected by the Calculation Agent are not quoting as mentioned in the immediately preceding paragraph, LIBOR shall be, LIBOR in effect on the particular interest determination date; provided that if no LIBOR is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the initial interest rate.

	For Interest Reset Dates occurring:	Spread:
	From, and including, the Original Issue Date to but excluding the Interest Reset Date occurring in March 2009	Plus 0.25%
	From, and including, the Interest Reset Date occurring in March 2009 to but excluding the Interest Reset Date occurring in March 2010	Plus 0.27%
	From, and including, the Interest Reset Date occurring in March 2010 to but excluding the Interest Reset Date occurring in March 2011	Plus 0.29%
	From, and including, the Interest Reset Date occurring in March 2011 to but excluding the Interest Reset Date occurring in March 2012	Plus 0.31%
	From, and including the Interest Reset Date occurring in March 2012 to but excluding the Final Maturity Date	Plus 0.32%

“Interest Period” means each successive period beginning on, and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date; provided that the initial Interest Period will be the period from, and including, the Effective Date to, but excluding, the first Interest Reset Date; provided, further, that the final Interest Period for any portion of the Principal Amount maturing on or prior to the Maturity Date will be the period from, and including, the Interest Reset Date in the month immediately preceding the applicable maturity date of such portion of the Principal Amount to but excluding, the applicable maturity date of such portion of the Principal Amount.

“Interest” shall be earned daily at the Interest Rate and calculated using the formula as provided below. The current balance of the Principal Amount in the Funding Account Balance shall earn Interest from the date the Deposit Amount is received by Allstate Life up to, but not including, the date the Funding Account Balance is scheduled to be paid to the Owner. Interest for each Interest Period shall be calculated as,

(a)*(b)*(c), where:

(a) equals the current balance of the Principal Amount in the Funding Account Balance,

(b) equals the Interest Rate, and

(c) equals the actual number of days in the Interest Period divided by 360 ("Actual/360")

“Interest Reset Date” will be March 20, June 20, September 20, and December 20 in each year, commencing June 20, 2008 to, but excluding the Maturity Date.

The “LIBOR Page” is LIBOR Reuters (or any successor service) Page LIBOR 01 (or any replacement page).

“London Banking Day” means a day, other than a Saturday or Sunday, on which commercial banks and foreign exchange markets settle payments in LIBOR currency in London.

“Interest Payment Date(s)” will be March 20, June 20, September 20, and December 20 in each year, commencing on June 20, 2008; provided that if any Interest Payment Date, other than any maturity date, would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the immediately succeeding Business Day, except that, if such Business Day is in the succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. The final Interest Payment Date for the Funding Agreement, or any portion of the Funding Agreement maturing prior to the Maturity Date, will be the relevant maturity date and interest for the final Interest Period will accrue from and including the Interest Payment Date immediately preceding such maturity date to but excluding the relevant Maturity Date.

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“Note” means any note of indebtedness issued by the Owner and secured by this Agreement.
Additional/Other Terms, if any:	See Additional Provisions Relating to the Funding Agreement

ADDITIONAL PROVISIONS RELATING TO THE FUNDING AGREEMENT

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in London and New York, New York.

If, with respect to any Funding Agreement Election Date, the Owner does not make an election to extend the maturity of the Funding Agreement with respect to all or any portion of the principal amount equal to $1,000 or any multiple of $1,000 in excess thereof, Allstate Life may, at its option, redeem all or any portion of the principal amount equal to $1,000 or any multiple of $1,000 in excess thereof for which the Owner has failed to make such an election on each Interest Payment Date under the Funding Agreement in respect of any such amount other than the Maturity Date applicable thereto (each, a “Funding Agreement Contingent Redemption Date”) together with any unpaid interest accrued thereon up to but excluding the applicable Funding Agreement Contingent Redemption Date.

Allstate Life shall give a written notice of prepayment to the Owner not more than 20 days nor less than 15 days prior to the Funding Agreement Contingent Redemption Date.

ALLSTATE LIFE INSURANCE COMPANY

APPLICATION

Application is hereby made to Allstate Life Insurance Company by Allstate Life Global Funding for a Funding Agreement containing the terms set forth in the Annex attached to this Application.

This Application is executed in duplicate, one counterpart being retained by applicant and the other returned to Allstate Life Insurance Company.

It is agreed that this Application supersedes any previous application for a Funding Agreement on substantially similar terms as contained in the Annex attached to this Application.

Dated this 28th day of February, 2008.

Allstate Life Global Funding*

(Full Name of Applicant)

*By: Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee and, as such, the agreements, representations and warranties made by the Owner hereunder shall be binding only upon the Owner and Wilmington Trust Company shall incur no personal liability in connection with any such agreements, representations or warranties of the Owner.

By: /s/ Rachel L. Simpson, Sr. Financial Services Officer

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